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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                                 August 3, 2004

                Date of Report (Date of earliest event reported)


                              PanAmSat Corporation

             (Exact name of registrant as specified in its charter)


        Delaware                     0-22531                   95-4607698

 (State or other jurisdiction     (Commission               (IRS Employer
     Of incorporation)            File Number)             Identification No.)


    20 Westport Road, Wilton, CT                                06897

 (Address of principal executive offices)                    (Zip Code)

                                 (203) 210-8000

              (Registrant's telephone number, including area code.)


                                       N/A

         (Former name and former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

     On August 5, 2004, the Company issued the press release attached as Exhibit
99.1 to this Current Report and incorporated in this Item 5 by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a)   Financial Statements. Not Applicable

         b)   Pro Forma Financial Information. Not Applicable

         c)   Exhibits

The following material is attached as an exhibit to this Current Report on Form 8-K:


Exhibit
Number                                     Description
----------  --------------------------------------------------------------------

99.1        Press Release, dated August 5, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2004               PANAMSAT CORPORATION
                                   Registrant

                                   By: /s/  JAMES W. CUMINALE
                                       ----------------------------------------
                                       Name:  James W. Cuminale
                                       Title: Executive Vice President,
                                              Corporate Development,
                                              General Counsel and Secretary

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                                  EXHIBIT INDEX
Exhibit
Number                                  Description
----------  --------------------------------------------------------------------

99.1        Press Release, dated August 5, 2004